EFFECTIVE OCTOBER 3, 2005 THE
COMPANYS NAME HAS CHANGED FROM
CSK CORPORATION TO CSK
HOLDINGS CORPORATION



Exhibit A to Deposit Agreement




THE RIGHT OF OWNERS OF
RECEIPTS TO DIRECT THE VOTING
OF SHARES MAY BE RESTRICTED AS
DESCRIBED IN PARAGRAPHS 17 AND
23 BELOW.  DUE TO REQUIREMENTS
OF THE JAPANESE COMMERCIAL
CODE, THE DEPOSITARY SHARES
REPRESENTED BY THIS RECEIPT
MAY ONLY BE PRESENTED FOR
CANCELLATION AND RELEASE OF
THE UNDERLYING CSK CORPORATION
COMMON STOCK IN MULTIPLES OF
100 SHARES.

No.


SponsoredExempt]
AMERICAN
DEPOSITARY SHARES
Each American Depositary Share
represents one deposited
Share)

THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR SHARES OF COMMON STOCK OF
THE
PAR VALUE OF 50 YEN EACH OF
CSK CORPORATION
(INCORPORATED UNDER THE LAWS
OF JAPAN)

	The Bank of New York as
depositary (hereinafter called
the Depositary), hereby
certifies that


                , or
registered assigns IS THE
OWNER OF

AMERICAN DEPOSITARY SHARES
representing deposited shares
of common stock (herein called
Shares) of CSK Corporation,
incorporated under the laws of
Japan (herein called the
Company).  At the date hereof,
each American Depositary Share
represents 1 Share which is
either deposited or subject to
deposit under the deposit
agreement at the Tokyo Main
Offices of The Sumitomo Bank,
Limited, The Bank of Tokyo,
Ltd., and Fuji Bank (each
herein called a Custodian).
The Depositarys Corporate
Trust Office is located at a
different address than its
principal executive office.
Its Corporate Trust Office is
located at 101 Barclay Street,
New York, N.Y. 10286, and its
principal executive office is
located at 48 Wall Street, New
York, N.Y. 10286.

THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
N.Y.  10286



1.	THE DEPOSIT AGREEMENT.
	This American Depositary
Receipt is one of an issue
(herein called Receipts), all
issued and to be issued upon
the terms and conditions set
forth in the deposit
agreement, dated as of July
21, 1994 (herein called the
Deposit Agreement), by and
among the Company, the
Depositary, and all Owners and
holders from time to time of
Receipts issued thereunder,
each of whom by accepting a
Receipt agrees to become a
party thereto and become bound
by all the terms and
conditions thereof.  The
Deposit Agreement sets forth
the rights of Owners and
holders of the Receipts and
the rights and duties of the
Depositary in respect of the
Shares deposited thereunder
and any and all other
securities, property and cash
from time to time received in
respect of  such Shares and
held thereunder (such Shares,
securities, property, and cash
are herein called Deposited
Securities).  Copies of the
Deposit Agreement are on file
at the Depositarys Corporate
Trust Office in New York City
and at the office of the
Custodian.

	The statements made on
the face and reverse of this
Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms not defined
herein shall have the meanings
set forth in the Deposit
Agreement.

2.	SURRENDER OF RECEIPTS AND
WITHDRAWAL OF SHARES.
	Upon surrender at the
Corporate Trust Office  of
this Receipt, and upon payment
of the fee of the Depositary
provided in this Receipt, and
subject to the terms and
conditions of the Deposit
Agreement, the Owner hereof is
entitled to delivery, to him
or upon his order, of the
Deposited Securities at the
time represented by the
American Depositary Shares for
which this Receipt is issued,
provided, however, that upon
surrender of a Receipt or
Receipts by a holder thereof
to the  Depositary, as a
result of, and to the extent
required by, the operation of
applicable provisions of the
Japanese Commercial Code or
any other Japanese law, the
Depositary will effect the
delivery to such holder of
only such Shares (and any
other Deposited Securities
relating to such Shares)
comprising a Unit of 100
Shares (or such other number
of Shares  as the Articles of
Incorporation of the Company
may designate as a Unit of
Shares) or an integral mul-
tiple thereof (the deliverable
portion of such Receipt or
Receipts).  For the purpose of
the foregoing sentence, the
deliverable portion shall be
determined on the basis of the
aggregate number of Shares
represented by the entire
amount of the American
Depositary Shares evidenced by
the Receipt or Receipts
surrendered by the same holder
at the same time.  The
Depositary will promptly
advise such holder as to the
number of Shares and Deposited
Securities, if any,
represented by the
nondeliverable portion of such
Receipt or Receipts and shall
deliver to such holder a new
Receipt evidencing such
nondeliverable portion.  In
addition, the Depositary shall
notify such holder of the ad-
ditional amount of American
Depositary Shares which such
holder would be required to
surrender in order for the
Depositary to effect delivery
of all the Shares and
Deposited Securities
represented by the American
Depositary Shares of such
holder.  Delivery of such
Deposited Securities may be
made by the delivery of (a)
certificates in the name of
the Owner hereof or as ordered
by him or by the delivery of
certificates properly endorsed
or accompanied by proper
instruments of transfer and
(b) any other securities,
property and cash to which
such Owner is then entitled in
respect of this Receipt.  Such
delivery will be made at the
option of the Owner hereof,
either at the office of the
Custodian or at the Corporate
Trust Office of the
Depositary, provided that the
forwarding of certificates for
Shares or other Deposited
Securities for such delivery
at the Corporate Trust Office
 shall be at the risk and ex-
pense of the Owner hereof.

 3.	TRANSFERS, SPLITUPS, AND
COMBINATIONS OF RECEIPTS
	The transfer of this
Receipt is registrable on the
books of the Depositary at its
Corporate Trust Office by the
Owner hereof in person or by a
duly authorized attorney, upon
surrender of this Receipt
properly endorsed for transfer
or accompanied by proper
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and
the expenses of the Depositary
and upon compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts, or may be combined
with other such Receipts into
one Receipt, evidencing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of
transfer, splitup,
combination, or surrender of
any Receipt or withdrawal of
any Deposited Securities, the
Depositary, the Custodian, or
Registrar may require payment
from the presenter of the
Receipt of a sum sufficient to
reimburse it for any tax or
other governmental charge and
any stock transfer or
registration fee with respect
thereto (including any such
tax or charge and fee with
respect to Shares being
deposited or withdrawn) and
payment of any applicable fees
as provided in this Receipt,
may require the production of
proof satisfactory to it as to
the identity and genuineness
of any signature and may also
require compliance with any
regulations  the Depositary
may establish consistent with
the provisions of the Deposit
Agreement or this Receipt,
including, without limitation,
Paragraph (22) of this
Receipt.

	The delivery of Receipts
against deposits of Shares
generally or against deposits
of particular Shares may be
suspended, or the transfer of
Receipts in particular
instances may be refused, or
the registration of transfer
of outstanding Receipts
generally may be suspended,
during any period when the
transfer books of the
Depositary are closed, or if
any such action is deemed
necessary or advisable by the
Depositary  or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this Receipt, or
for any  reason set forth in
the following sentence.  The
surrender of outstanding
Receipts and withdrawal of
Deposited Securities may not
be suspended subject only to
(i) temporary delays caused by
closing the transfer books of
the Depositary or the Company
or the deposit of Shares in
connection with voting at a
shareholders meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and
similar charges, and (iii)
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal
of the Deposited Securities.
Without limitation of the
foregoing, the Depositary
shall not knowingly accept for
deposit under the Deposit
Agreement any Shares required
to be registered under the
provisions of the Securities
Act of 1933, unless a
registration statement is in
effect as to such Shares.

4.	LIABILITY OF OWNER FOR
TAXES.
	If any tax or other
governmental charge shall
become payable with respect to
any Receipt or any Deposited
Securities represented hereby,
such tax or other governmental
charge shall be payable by the
Owner hereof to the
Depositary.  The Depositary
may refuse to effect any
transfer of this Receipt or
any withdrawal of Deposited
Securities represented by
American Depositary Shares
evidenced by such Receipt
until such payment is made,
and may withhold any dividends
or other distributions, or may
sell for the account of the
Owner hereof any part or all
of the Deposited Securities
represented by the American
Depositary Shares evidenced by
this Receipt, and may apply
such dividends or other
distributions or the proceeds
of any such sale in payment of
such tax or other governmental
charge and the Owner hereof
shall remain liable for any
deficiency.

 5.	WARRANTIES OF DEPOSITORS.
	Every person depositing
Shares hereunder shall be
deemed thereby to represent
and warrant that such Shares
and each certificate therefor
are validly issued, fully
paid, non assessable, and free
of any preemptive rights of
the holders of outstanding
Shares and that the person
making such deposit is duly
authorized so to do.  Every
such person shall also be
deemed to represent that the
deposit of such Shares and the
sale of Receipts evidencing
American Depositary Shares
representing such Shares by
that person are not restricted
under the Securities Act of
1933.  Such representations
and warranties shall survive
the deposit of Shares and
issuance of Receipts.

6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION
	Any person presenting
Shares for deposit or any
Owner of a Receipt may be
required from time to time to
file with the Depositary or
the Custodian such proof of
citizenship or residence,
exchange control approval, or
such information relating to
the registration on the books
of the Company or  the Foreign
Registrar, if applicable, to
execute such certificates and
to make such representations
and warranties, as the De-
positary may deem necessary or
proper.  The Depositary may
withhold the delivery or
registration of transfer of
any Receipt or the
distribution of any dividend
or sale or distribution of
rights or of the proceeds
thereof or the delivery of any
Deposited Securities until
such proof or other
information is filed or such
certificates are executed or
such representations and
warranties made.  No Share
shall be accepted for deposit
unless accompanied by evidence
satisfactory to the Depositary
that any necessary approval
has been granted by any
governmental body in Japan
which is then performing the
function of the regulation of
currency exchange.

 7.	CHARGES OF DEPOSITARY.
	The Company agrees to pay
the fees, reasonable expenses
and outofpocket charges of the
Depositary and those of any
Registrar only in accordance
with agreements in writing en-
tered into between the
Depositary and the Company
from time to time.  The
Depositary shall present its
statement for such charges and
expenses to the Company once
every three months.  The
charges and expenses of the
Custodians are for the sole
account of the Depositary.

	The following charges
shall be incurred by any party
depositing or withdrawing
Shares or by any party
surrendering Receipts or to
whom Receipts are issued
(including, without
limitation, issuance pursuant
to a stock dividend or stock
split declared by the Company
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.3 of the
Deposit Agreement), whichever
applicable: (1) taxes and
other governmental charges,
(2) such registration fees as
may from time to time be in
effect for the registration of
transfers of Shares generally
on the Share register of the
Company or Foreign Registrar
and applicable to transfers of
Shares to the name of the
Depositary or its nominee or
the Custodians or their
nominees on the making of
deposits or withdrawals
hereunder, (3) such cable,
telex and facsimile
transmission expenses as are
expressly provided in the
Deposit Agreement, (4) such
expenses as are incurred by
the Depositary in the
conversion of foreign currency
pursuant to Section 4.5 of the
Deposit Agreement, (5) a fee
of $10.00 or less per 100
American Depositary Shares (or
portion thereof) for the
execution and delivery of
Receipts pursuant to Section
2.3 or 4.3, and the surrender
of Receipts pursuant to
Section 2.5, of the Deposit
Agreement, (6) a fee of $.02
or less per  American
Depositary Share (or portion
thereof) for any cash distri-
bution made pursuant to the
Deposit Agreement including,
but not limited to, Sections
4.1 through 4.4 of the Deposit
Agreement, and (7) a fee of
$1.50  or less per certificate
for a Receipt or Receipts for
transfers made pursuant to
Section 2.4 of the Deposit
Agreement.

8.  PRERELEASE OF RECEIPTS.
	Notwithstanding Section
2.3 of the Deposit Agreement,
the Depositary may execute and
deliver Receipts prior to the
receipt of Shares pursuant to
Section 2.2 of the Deposit
Agreement (PreRelease).  The
Depositary may, at its own
risk and expense and without
any liability on the part of
the Company to any Owner,
pursuant to Section 2.5 of the
Deposit Agreement, deliver
Shares upon the receipt and
cancellation of Receipts which
have been PreReleased, whether
or not such cancellation is
prior to the termination of
such PreRelease or the Deposi-
tary knows that such Receipt
has been PreReleased.  The De-
positary may receive Receipts
in lieu of Shares in satisfac-
tory of a PreRelease.  Each
PreRelease will be (a) pre-
ceded or accompanied by a
written representation from
the person to whom Receipts
are to be delivered that such
person, or its customer, owns
the Shares or Receipts to be
remitted, as the case may be,
(b) at all times fully
collateralized with cash or
such other collateral as the
Depositary deems appropriate,
(c) terminable by the
Depositary on not more than
five (5) business days notice,
and (d) subject to such
further indemnities and credit
regulations as the Depositary
deems appropriate.  The number
of American Depositary Shares
which are outstanding at any
time as a result of
PreReleases will not normally
exceed thirty percent (30%) of
the Shares deposited
hereunder; provided, however,
that the Depositary reserves
the right to change or
disregard such limit from time
to time as it deems
appropriate.

		The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.

 9.  TITLE TO RECEIPTS.
	It is a condition of this
Receipt, and every successive
holder and Owner of this
Receipt by accepting or
holding the same consents and
agrees, that title to this
Receipt, when properly
endorsed or accompanied by
proper instruments of
transfer, is transferable by
delivery with the same effect
as in the case of a negotiable
instrument, provided, however,
that the Depositary,
notwithstanding any notice to
the contrary, may treat the
person in whose name this
Receipt is registered on the
books of the Depositary as the
absolute owner hereof for the
purpose of determining the
person entitled to
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement or for all
other purposes.

10.  VALIDITY OF RECEIPT.
	This Receipt shall not be
entitled to any benefits under
the Deposit Agreement or be
valid or obligatory for any
purpose, unless this Receipt
shall have been executed by
the Depositary by the manual
or facsimile signature of a
duly authorized signatory of
the Depositary and, if a
Registrar for the Receipts
shall have been appointed,
countersigned by the manual or
facsimile signature of a duly
authorized officer of the
Registrar.

11.  REPORTS; INSPECTION OF
TRANSFER BOOKS.
	The Company currently
furnishes the Securities and
Exchange Commission
(hereinafter called the
Commission) with certain
public reports and documents
required by foreign law or
otherwise under Rule 12g32(b)
under the Securities Exchange
Act of 1934.  Such reports and
communications will be
available for inspection and
copying by holders and Owners
at the public reference
facilities maintained by the
Commission located at 450
Fifth Street, N.W.,
Washington, D.C. 20549.

 	The Depositary will make
available for inspection by
Owners of Receipts at the
Corporate Trust Office any
reports and communications,
including any proxy soliciting
material, received from the
Company which are both (a)
received by the Depositary as
the holder of the Deposited
Securities and (b) made
generally available to the
holders of such Deposited Se-
curities by the Company.  The
Depositary will also send to
Owners of Receipts copies of
English translations, English
versions or adequate summaries
in English of such reports
when furnished by the Company
pursuant to the Deposit
Agreement.

	The Depositary will keep
books for the registration of
Receipts and transfers of
Receipts which at all
reasonable times shall be open
for inspection by the Owners
of Receipts provided that such
inspection shall not be for
the purpose of communicating
with Owners of Receipts in the
interest of a business or
object other than the business
of the Company or a matter
related to the Deposit
Agreement or the Receipts.

12.  DIVIDENDS AND
DISTRIBUTIONS.
	Whenever the Depositary
receives any cash dividend or
other cash distribution on any
Deposited Securities, the De-
positary will, if at the time
of receipt thereof any amounts
received in a foreign currency
can in the judgment of the De-
positary be converted on a
reasonable basis into Dollars
transferable to the United
States, and subject to the
Deposit Agreement, convert
such dividend or distribution
into Dollars and will
distribute the amount thus
received to the Owners of
Receipts entitled thereto,
provided, however, that in the
event that the Company or the
Depositary is required to
withhold and does withhold
from any cash dividend or
other cash distribution in
respect of any Deposited
Securities an amount on
account of taxes, the amount
distributed to the Owners of
the Receipts evidencing
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.

 	Subject to the provisions
of Sections 4.11 and 5.9 of
the Deposit Agreement,
whenever the Depositary
receives any distribution
other than a distribution
described in Sections 4.1, 4.3
or 4.4 of the Deposit
Agreement, the Depositary will
cause the securities or
property received by it to be
distributed to the Owners of
Receipts entitled thereto, in
any manner that the Depositary
may deem equitable and
practicable for accomplishing
such distribution; provided,
however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the
Owners of Receipts entitled
thereto, or if for any other
reason the Depositary deems
such distribution not to be
feasible, the Depositary may
adopt such method as it may
deem equitable and practicable
for the purpose of effecting
such distribution, including,
but not limited to, the public
or private sale of the securi-
ties or property thus
received, or any part thereof,
and the net proceeds of any
such sale (net of the fees of
the Depositary as provided in
Section 5.9 of the Deposit
Agreement) shall be
distributed by the Depositary
to the Owners of Receipts
entitled thereto as in the
case of a distribution
received in cash.

	If any distribution
consists of a dividend in, or
free distribution (by way of
stock split or otherwise) of,
Shares, the Depositary may,
and shall if the Company shall
so request, distribute to the
Owners of outstanding Receipts
entitled thereto, additional
Receipts evidencing an
aggregate number of American
Depositary Shares representing
the amount of Shares received
as such dividend or free
distribution, subject to the
terms and conditions of the
Deposit Agreement with respect
to the deposit of Shares and
the issuance of American
Depositary Shares evidenced by
Receipts, including the
withholding of any tax or
other governmental charge as
provided in Section 4.11 of
the Deposit Agreement and the
payment of the fees of the
Depositary as provided in
Section 5.9 of the Deposit
Agreement.  In lieu of
delivering Receipts for
fractional American Depositary
Shares in any such case, the
Depositary will sell  the
amount of Shares represented
by the aggregate of such
fractions and distribute the
net proceeds, all in the
manner and subject to the
conditions set forth in the
Deposit Agreement.  If ad-
ditional Receipts are not so
distributed, each American
Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.

	In the event that the
Depositary determines that any
distribution in property
(including Shares and rights
to subscribe therefor) is
subject to any tax or other
governmental charge which the
Depositary is obligated to
withhold, the Depositary may
by public or private sale
dispose of all or a portion of
such property (including
Shares and rights to subscribe
therefor) in such amounts and
in such manner as the
Depositary deems necessary and
practicable to pay any such
taxes or charges, and the
Depositary shall distribute
the net proceeds of any such
sale after deduction of such
taxes or charges to the Owners
of Receipts entitled thereto.

13.  CHANGE IN UNIT.
	The Company agrees that
it shall give notice to the
Depositary of any amendment to
its Articles of Incorporation
changing the number of Shares
 previously designated as a
Unit as soon as practicable
but no later than two weeks
after the adoption of a
shareholders resolution giving
effect to such change in Unit.

14.  CONVERSION OF FOREIGN
CURRENCY.
	Whenever the Depositary
shall receive foreign cur-
rency, by way of dividends or
other distributions or the net
proceeds from the sale of
securities, property or
rights, and if at the time of
the receipt thereof the
foreign currency so received
can in the judgment of the
Depositary be converted on a
reasonable basis into Dollars
and the resulting Dollars
transferred to the United
States, the Depositary shall
convert or  cause to be
converted, by sale or in any
other manner that it may
determine, such foreign
currency into Dollars, and
such Dollars shall be
distributed to the Owners
entitled thereto or, if the
Depositary shall have
distributed any warrants or
other instruments which
entitle the holders thereof to
such Dollars, then to the
holders of such warrants
and/or instruments upon
surrender thereof for
cancellation.  Such distribu-
tion may be made upon an
averaged or other practicable
basis without regard to any
distinctions among Owners on
account of exchange
restrictions, the date of
delivery of any Receipt or
otherwise and shall be net of
any expenses of conversion
into Dollars incurred by the
Depositary as provided in
Section 5.9 of the Deposit
Agreement.

	If such conversion or
distribution can be effected
only with the approval or
license of any government or
agency thereof, the Depositary
shall file such application
for approval or license, if
any, as it may deem desirable.

	If at any time the
Depositary shall determine
that in its judgment any
foreign currency received by
the Depositary is not
convertible on a reasonable
basis into Dollars transfer-
able to the United States, or
if any approval or license of
any government or agency
thereof which is required for
such conversion is denied or
in the opinion of the
Depositary is not obtainable,
or if any such approval or
license is not obtained within
a reasonable period as
determined by the Depositary,
the Depositary may distribute
the foreign currency (or an
appropriate document
evidencing the right to
receive such foreign currency)
received by the Depositary to,
or in its discretion may hold
such foreign currency
uninvested and without
liability for interest thereon
for the respective accounts
of, the Owners entitled to
receive the same.

	If any such conversion of
foreign currency, in whole or
in part, cannot be effected
for distribution to some of
the  Owners entitled thereto,
the Depositary may in its
discretion make such
conversion and distribution in
Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by
the Depositary to, or hold
such balance uninvested and
without liability for interest
thereon for the respective
accounts of, the Owners
entitled thereto.

15.  RIGHTS.
	In the event that the
Company shall offer or cause
to be offered to the holders
of any Deposited Securities
any rights to subscribe for
additional Shares or any
rights of any other nature,
the Depositary shall have
discretion as to the procedure
to be followed in making such
rights available to any Owners
or in disposing of such rights
on behalf of any Owners and
making the net proceeds
available to such Owners or,
if by the terms of such rights
offering or for any other
reason, the Depositary may not
either make such rights
available to any Owners or
dispose of such rights and
make the net proceeds
available to such Owners, then
the Depositary shall allow the
rights to lapse.  If at the
time of the offering of any
rights the Depositary
determines in its discretion
that it is lawful and feasible
to make such rights available
to all Owners or to certain
Owners but not to other
Owners, the Depositary may
distribute, to any Owner to
whom it determines the
distribution to be lawful and
feasible, in proportion to the
number of American Depositary
Shares held by such Owner,
warrants or other instruments
therefor in such form as it
deems appropriate.

		In circumstances in
which rights would otherwise
not be distributed, if an
Owner of Receipts requests the
distribution of warrants or
other instruments in order to
exercise the rights allocable
to the American Depositary
Shares of such Owner
hereunder, the Depositary will
make such rights available to
such Owner upon written notice
from the Company to the
Depositary that (a) the
Company has elected in its
sole discretion to permit such
rights to be exercised and (b)
such Owner has executed such
documents as the Company has
determined in its sole
discretion are reasonably
required under applicable law.

		If the Depositary
has distributed warrants or
other instruments for rights
to all or certain Owners, then
upon instruction from any such
Owner pursuant to such
warrants or other instruments
to the Depositary to exercise
such rights, upon payment by
such Owner to the Depositary
for the account of such Owner
of an amount equal to the
purchase price of the Shares
to be received upon the
exercise of the rights, and
upon payment of the fees of
the Depositary and any other
charges as set forth in such
warrants or other instruments,
the Depositary shall, on
behalf of such Owner, exercise
the rights and purchase the
Shares, and the Company shall
cause the Shares so purchased
to be delivered to the
Depositary on behalf of such
Owner.  As agent for such
Owner, the Depositary will
cause the Shares so purchased
to be deposited pursuant to
Section 2.2 of the Deposit
Agreement, and shall, pursuant
to Section 2.3 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.  In
the case of a distribution
pursuant to the second
paragraph of this Paragraph
and in the case of any other
distribution pursuant to this
section if so requested in
writing by the Company, such
Receipts shall be legended in
accordance with applicable
U.S. laws, and shall be
subject to the appropriate
restrictions on sale, deposit,
cancellation, and transfer
under such laws.

		If the Depositary
determines in its discretion
that it is not lawful and
feasible to make such rights
available to all or certain
Owners, it may sell the
rights, warrants or other
instruments in proportion to
the number of American De-
positary Shares held by the
Owners to whom it has
determined it may not lawfully
or feasibly make such rights
available,  and allocate the
net proceeds of such sales
(net of the fees of the
Depositary as provided in
Section 5.9 of the Deposit
Agreement and all taxes and
governmental charges payable
in connection with such rights
and subject to the terms and
conditions of the Deposit
Agreement) for the account of
such Owners otherwise entitled
to such rights, warrants or
other instruments, upon an
averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise.

		The Depositary will
not offer rights to Owners un-
less both the rights and the
securities to which such
rights relate are either
exempt from registration under
the Securities Act of 1933
with respect to a distribution
to Owners or are registered
under the provisions of such
Act.  If an Owner of Receipts
requests distribution of
warrants or other instruments,
notwithstanding that there has
been no such registration
under such Act, the Depositary
shall not effect such dis-
tribution unless it has
received an opinion from
recognized counsel in the
United States for the Company
upon which the Depositary may
rely that such distribution to
such Owner is exempt from such
registration.

		Neither the
Depositary nor the Company
shall  be responsible for any
failure to determine whether
it may be lawful or feasible
to make such rights available
to Owners in general or any
Owner in particular.

16.  RECORD DATES.
	Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash (by way of
stock split or otherwise)
shall be made, or whenever
rights shall be issued with
respect to the Deposited
Securities, or whenever for
any reason the Depositary
causes a change in the number
of Shares that are represented
by each  American Depositary
Share, or whenever the
Depositary shall receive
notice of any meeting of
holders of Shares or other
Deposited Securities, the
Depositary shall fix a record
date (a) for the determination
of the Owners of Receipts who
shall be (i) entitled to
receive such dividend,
distribution or rights or the
net proceeds of the sale
thereof or (ii) entitled to
give instructions for the
exercise of voting rights at
any such meeting, or (b) on or
after which each American
Depositary Share will
represent the changed number
of Shares, subject to the
provisions of the Deposit
Agreement.

17.  VOTING OF DEPOSITED
SECURITIES.
	Upon receipt of notice of
any meeting of holders of
Shares or other Deposited
Securities, if requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail
to the Owners of Receipts a
notice  which shall contain
(a) such information as is
contained in such notice of
meeting together with any
other information attached
thereto or connected therewith
as provided to the Depositary
by the Company in English, (b)
a statement that the Owners of
Receipts as of the close of
business on a specified record
date will be entitled, subject
to any applicable provision of
law and of the Articles of
Incorporation of the Company,
to instruct the Depositary as
to the exercise of the voting
rights, if any, pertaining to
the amount of Shares or other
Deposited Securities
represented by their
respective American Depositary
Shares, and (c) a statement as
to the manner in which such
instructions may be given,
including an express written
indication that instructions
may be given to the Depositary
to give a discretionary proxy
to a person designated by the
Company.  Because of the unit
share system adopted by the
Company in accordance with
Japanese law, the Depositary
shall in no event vote or
exercise the right to vote
Shares or other Deposited
Securities other than in a
unit of 100 Shares or integral
multiples thereof and may
therefore not be permitted to
vote all Shares or other
Deposited Securities in
respect of which it has
received voting instructions
from the Owner.  In voting or
exercising the right to vote
Shares or other Deposited
Securities, the Depositary
shall, to the extent possible,
aggregate Shares or other
Deposited Securities
represented by American
Depositary Shares evidenced by
Receipts as to which the
Owners thereof have given the
same or similar instructions.
 Subject to the foregoing,
upon the written request of an
Owner of a Receipt on such
record date, received on or
before the date established by
the Depositary for such
purpose, the Depositary shall
endeavor in so far as
practicable to vote or cause
to be voted the amount of
Shares or other Deposited
Securities represented by such
American Depositary Shares
evidenced by such Receipt in
accordance with the
instructions set forth in such
request.

18.  CHANGES AFFECTING
DEPOSITED SECURITIES.
	In circumstances where
the provisions of Section 4.3
of the Deposit Agreement do
not apply, upon any change in
nominal value, change in par
value, splitup, consolidation,
or any other reclassification
of Deposited Securities, or
upon any recapitalization,
reorganization, merger or
consolidation or sale of
assets affecting the Company
or to which it is a party, any
securities which shall be
received by the Depositary or
a Custodian in exchange for or
in conversion of or in respect
of Deposited Securities shall
be treated as new Deposited
Securities under the Deposit
Agreement, and American De-
positary Shares shall
thenceforth represent the new
Deposited Securities so
received in exchange or
conversion, unless additional
Receipts are delivered pursu-
ant to the following sentence.
 In any such case the
Depositary may, and shall if
the Company shall so request,
execute and deliver additional
Receipts as in the case of a
dividend on the Shares, or
call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such
new Deposited Securities.

 19.  LIABILITY OF THE COMPANY
AND DEPOSITARY.
	Neither the Depositary
nor the Company shall incur
any liability to any Owner or
holder of any Receipt, if by
reason of any provision of any
present or future law of the
United States or any other
country, or of any other
governmental or regulatory
authority or stock exchange,
or by reason of any provision,
present or future, of the
Articles of Incorporation of
the Company, or by reason of
any act of God or war or other
circumstances beyond its
control, the Depositary or the
Company shall be prevented or
forbidden from, or be subject
to any civil or criminal
penalty on account of, doing
or performing any act or thing
which by the terms of the
Deposit Agreement it is
provided shall be done or
performed; nor shall the
Depositary or the Company
incur any liability to any
Owner or holder of a Receipt
by reason of any
nonperformance or delay,
caused as aforesaid, in the
performance of any act or
thing which by the terms of
the Deposit Agreement it is
provided shall or may be done
or performed, or by reason of
any exercise of, or failure to
exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the
terms of a distribution
pursuant to Sections 4.1, 4.2
or 4.3 of the Deposit
Agreement, or an offering or
distribution pursuant to
Section 4.4 of the Deposit
Agreement, such distribution
or offering may not be made
available to Owners, and the
Depositary may not dispose of
such distribution or offering
on behalf of such Owners and
make the net proceeds avail-
able to such Owners, then the
Depositary shall not make such
distribution or offering, and
shall allow any rights, if ap-
plicable, to lapse.  Neither
the Company nor the Depositary
assumes any obligation or
shall be subject to any
liability under the Deposit
Agreement to Owners or holders
of Receipts, except that they
agree to perform their
obligations specifically set
forth in the Deposit Agreement
without negligence or bad
faith.  The Depositary shall
not be subject to any
liability with respect to the
validity or worth of the
Deposited Securities.  Neither
the Depositary nor the Company
shall be under any obligation
 to appear in, prosecute or
defend any action, suit or
other proceeding in respect of
any Deposited Securities or in
respect of the Receipts, which
in its opinion may involve it
in expense or liability,
unless indemnity satisfactory
to it against all expense and
liability shall be furnished
as often as may be required,
and the Custodians shall not
be under any obligation
whatsoever with respect to
such proceedings, the
responsibility of the
Custodians being solely to the
Depositary.  Neither the
Depositary nor the Company
shall be liable for any action
or nonaction by it in reliance
upon the advice of or
information from legal
counsel, accountants, any
person presenting Shares for
deposit, any Owner or holder
of a Receipt, or any other
person believed by it in good
faith to be competent to give
such advice or information.
The Depositary shall not be
responsible for any failure to
carry out any instructions to
vote any of the Deposited
Securities, or for the manner
in which any such vote is cast
or the effect of any such
vote, provided that any such
action or nonaction is in good
faith and not due to the gross
negligence or willful default
of the Depositary.  The
Depositary shall not be liable
for any acts or omissions made
by a successor depositary
whether in connection with a
previous act or omission of
the Depositary or in
connection with a matter
arising wholly after the
removal or resignation of the
Depositary, provided that in
connection with the issue out
of which such potential li-
ability arises the Depositary
performed its obligations
without negligence or bad
faith while it acted as
Depositary.

		The Company agrees
to indemnify the Depositary,
its directors, employees,
agents and affiliates and any
Custodian against, and hold
each of them harmless from,
any liability or expense
(including, but not limited
to, the fees and expenses of
counsel) which may arise out
of acts performed or omitted,
in accordance with the pro-
visions of the Deposit
Agreement and of the Receipts,
as the same may be amended,
modified, or supplemented from
time to time, (i) by either
the Depositary  or a Custodian
or their respective directors,
employees, agents and
affiliates, except for any
liability or expense arising
out of the negligence or bad
faith of any of them, or (ii)
by the Company or any of its
directors, employees, agents
and affiliates.  The
indemnities contained in the
preceding paragraph shall not
extend to any liability or
expense which arises solely
and exclusively out of a
PreRelease  of a Receipt or
Receipts in accordance with
Section 2.9 of the Deposit
Agreement and which would not
otherwise have arisen had such
Receipt or Receipts not been
the subject of a PreRelease
pursuant to Section 2.9 of the
Deposit Agreement; provided,
however, that the indemnities
provided in the preceding
paragraph shall apply to any
such liability or expense (i)
to the extent that such
liability or expense would
have arisen had a Receipt or
Receipts not been the subject
of a PreRelease, or (ii) which
may arise out of any
misstatement or alleged mis-
statement or omission or
alleged omission in any
registration statement, proxy
statement, prospectus (or
placement memorandum), or
preliminary prospectus (or
preliminary placement
memorandum) relating to the
offer of sale of American
Depositary Shares, except to
the extent any such liability
or expense arises out of (i)
information relating to the
Depositary or any Custodian
(other than the Company), as
applicable, furnished in
writing and not materially
changed or altered by the
Company expressly for use in
any of the foregoing
documents, or, (ii) if such
information is provided, the
failure to state a material
fact necessary to make the
information provided not
misleading.

	The Depositary agrees to
indemnify the Company and its
directors, employees, agents
and affiliates against, and
hold each of them harmless
from, any liability or expense
(including, but not limited
to, the fees and expenses of
counsel)  which may arise out
of acts performed or omitted
by the Depositary or any
Custodian or their respective
directors, employees, agents
and affiliates due to their
negligence or bad faith.

	No disclaimer of
liability under the Securities
Act of 1933 is intended by any
provision of the Deposit
Agreement.

20.  RESIGNATION AND REMOVAL
OF THE DEPOSITARY.
	The Depositary may at any
time resign as Depositary
under the Deposit Agreement by
written notice of its election
so to do delivered to the
Company, such resignation to
take effect upon the ap-
pointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit Agree-
ment.  The Depositary may at
any time be removed by the
Company by written notice of
such removal, effective upon
the appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  Whenever the
Depositary in its discretion
determines that it is in the
best interest of the Owners to
do so, it may appoint a
substitute or additional
custodian or custodians.

21.  AMENDMENT.
	The form of the Receipts
and any provisions of the De-
posit Agreement may at any
time and from time to time be
amended by agreement between
the Company and the Depositary
in any respect which they may
deem necessary or desirable.
Any amendment which shall
impose or increase any fees or
charges (other than taxes and
other governmental charges,
registration fees, cable,
telex or facsimile
transmission costs, delivery
costs or other such expenses),
or which shall otherwise
prejudice any substantial
existing right of Owners,
shall, however, not become
effective as to outstanding
Receipts until the expiration
of thirty (30) days after
notice of such amendment shall
have been given to the Owners
of outstanding Receipts.
Every Owner of a Receipt at
the time any amendment so
becomes  effective shall be
deemed, by continuing to hold
such Receipt, to consent and
agree to such amendment and to
be bound by the Deposit
Agreement as amended thereby.
 In no event shall any
amendment impair the right of
any Owner  to surrender such
Receipt and receive therefor
the Deposited Securities
represented thereby, except in
order to comply with mandatory
provisions of applicable law.

22.  TERMINATION OF DEPOSIT
AGREEMENT.
	The Depositary shall at
any time at the direction of
the Company terminate the
Deposit Agreement by mailing
notice of such termination to
the Owners  at least thirty
(30) days prior to the date
fixed in such notice for such
termination.  The Depositary
may likewise terminate the
Deposit Agreement by mailing
notice of such termination to
the Company and the Owners  if
at any time ninety (90) days
shall have expired after the
Depositary shall have
delivered to the Company a
written notice of its election
to resign and a successor de-
positary shall not have been
appointed and accepted its ap-
pointment as provided in the
Deposit Agreement.  On and
after the date of termination,
any Owner  will, upon (a) sur-
render of such Receipt at the
Corporate Trust Office,  (b)
payment of the fee of the
Depositary for the surrender
of Receipts referred to in
Section 2.5 of the Deposit
Agreement, and (c) payment of
any applicable taxes or
governmental charges, be
entitled to delivery, to him
or upon his order, of the
amount of Deposited Securities
represented by the American
Depositary Shares evidenced by
such Receipt.  If any Receipts
shall remain outstanding after
the date of termination, the
Depositary thereafter shall
discontinue the registration
of transfers of Receipts,
shall suspend the distribution
of dividends to the Owners
thereof, and shall not give
any further notices or perform
any further acts under the
Deposit Agreement, except that
the Depositary shall continue
to collect dividends and other
distributions pertaining to
Deposited Securities, shall
sell  rights as provided in
the Deposit Agreement, and
shall continue to deliver
Deposited Securities, together
with any dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts sur-
rendered to the Depositary
(after deducting, in each
case, the fee of the
Depositary for the surrender
of a Receipt, any expenses for
the account of the Owner of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  At any
time after the expiration of
one year from the date of
termination, the Depositary
may sell the Deposited
Securities then held under the
Deposit Agreement or, if any
portion of such Deposited
Securities consists of Shares
which are insufficient in
number to constitute a full
Unit, sell such portion to the
Company in accordance with the
applicable provisions of the
Japanese Commercial Code,
other Japanese law or the
Share Handling Regulations of
the Company, and may
thereafter hold uninvested the
net proceeds of any such sale,
together with any other cash
then held by it under the
Deposit Agreement,
unsegregated and without
liability for interest, for
the pro rata benefit of the
Owners of Receipts which have
not theretofore been sur-
rendered, such Owners
thereupon becoming general
creditors of the Depositary
with respect to such net
proceeds.  After making such
sale, the Depositary shall be
discharged from all
obligations under the Deposit
Agreement, except to account
for such net proceeds and
other cash (after deducting,
in each case, the fee of the
Depositary for the surrender
of a Receipt, any expenses for
the account of the Owner of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  Upon
the termination of the Deposit
Agreement, the Company shall
be discharged from all obliga-
tions under the Deposit
Agreement except for its
obligations to the Depositary
with respect to indemnifica-
tion, charges and expenses.

 23.  DISCLOSURE OF BENEFICIAL
OWNERSHIP.
	(a)	Without prejudice to
the requirements of applicable
law concerning disclosure of
beneficial ownership of
Shares, any Beneficial Owner
(as defined below) of American
Depositary Shares who becomes,
or ceases to be, directly or
indirectly the Beneficial
Owner of more than 5% of all
outstanding Shares (whether
such interest is held in whole
or in part through Receipts)
shall, within five days
(excluding Saturdays, Sundays
and legal holidays in any part
of Japan) following such
event, send written notice to
the Depositary at its
Corporate Trust Office and to
the Company at its registered
office in Japan containing the
following information:

		(i)	the name,
address and nationality of
such Beneficial Owner and all
other persons by whom or on
whose behalf such Shares have
been acquired or are held; the
number of American Depositary
Shares and total Shares
(including American Depositary
Shares) beneficially owned
directly or indirectly by such
Beneficial Owner immediately
before and immediately after
the event requiring
notification; the names and
addresses of any persons other
than the Depositary, a Cus-
todian, or either of their
nominees, through whom such
beneficially owned Shares are
held, or in whose name such
Shares are registered in the
Companys share register, and
the respective numbers of
Shares beneficially held
through each such person; the
date or dates of acquisition
of the beneficial interest in
such Shares; and the number of
any Shares in which such
Beneficial Owner has the right
to acquire directly or
indirectly beneficial
ownership and material
information as to such
right(s) of acquisition; and

		(ii)	the names,
addresses and nationalities of
any persons with whom such
Beneficial Owner is acting as
a partnership, limited
partnership, syndicate or
other group for the purpose of
acquiring, holding, voting or
disposing of a beneficial
interest in Shares; and the
number of Shares being
acquired, held, voted or
disposed of as a result of
such association (being the
total number held by such
group).

		Any Beneficial Owner
of more than 5% of all out-
standing Shares shall promptly
notify the Depositary and the
Company as provided above of
any material change in
information previously
notified, including, without
limitation, a change of more
than 1% in the percentage of
total Shares to which the
beneficial ownership relates.

		As used herein, the
Beneficial Owner of Shares
means a person who, directly
or indirectly, through any
contract, trust, arrangement,
understanding, relationship,
or otherwise, has an interest
in any Shares which underlie
any American Depositary Shares
issued hereunder (including
having the right to exercise
or control the exercise of any
right conferred by the holding
of such Shares or the power to
vote or to direct voting or
the power to dispose or to
direct disposition), and
includes any Owner of an
American Depositary Share
hereunder.

	(b)	Without prejudice to
the requirements of applicable
law and the provisions of the
Companys Articles of
Incorporation, any Beneficial
Owner of Shares shall, if so
requested in writing by the
Company, provide such
information with respect to
the beneficial ownership of
Shares (including not only
Shares underlying American
Depositary Shares, but also
any other Shares in which such
Beneficial Owner has an
interest) by such Beneficial
Owner as is requested by the
Company.  Such Beneficial
Owner shall provide such
information to the Company in
writing within the time
specified by the Company.
Copies of any such request and
response shall be
contemporaneously sent to the
Depositary at its Corporate
Trust Office.

 	(c)	If the Company
notifies the Depositary in
writing that a particular
Beneficial Owner has not
complied with subsections (a)
or (b), the Depositary shall
not vote or cause to be voted
any Shares held by it or any
Custodian as to which such
Beneficial Owner of such
Shares shall have failed to
comply with the provisions of
subsections (a) or (b) above.

(..continued)


















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